SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ X ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                 MODACAD, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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             pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[   ]   Fee paid previously with preliminary materials.
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        was paid previously. Identify the previous filing by registration
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
                                                                Preliminary Copy

                                 MODACAD, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 5, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of ModaCAD, Inc., a California corporation (the "Company"), will be held on June 5, 1998, at 3:00 p.m., Pacific Standard Time, at 3861 Sepulveda Boulevard, Culver City, California 90230, for the following purposes, each as more fully described in the attached Proxy Statement:

     1. To elect seven directors. The names of the nominees intended to be presented for election are: Joyce Freedman, Lee Freedman, Maurizio Vecchione, Andrea Vecchione, F. Stephen Wyle, Peter Frank and Leslie Saleson.

     2. To approve an amendment to the 1995 Stock Option Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the 1995 Stock Option Plan by 900,000 shares to 1,650,000 shares.

     3. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

     4. To transact other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only record holders of Common Stock at the close of business on April 23, 1998, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.


                                            By Order of the Board of Directors


                                            Joyce Freedman
                                            Chairman

Los Angeles, California
April 29, 1998

                                                                Preliminary Copy

                                  MODACAD, INC.

                              PROXY STATEMENT FOR
                      1998 ANNUAL MEETING OF SHAREHOLDERS
                 INFORMATION CONCERNING SOLICITATION AND VOTING
General

     The enclosed proxy is solicited by and on behalf of the Board of Directors of ModaCAD, Inc., a California corporation ("ModaCAD" or the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, June 5, 1998, at 3:00 p.m., Pacific Standard Time, or at any
adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company, at 3861 Sepulveda Boulevard, Culver City, California 90230.

     These proxy solicitation materials were first mailed on or about April 29, 1998 to all shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on April 23, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, ________ shares of Common Stock were issued and outstanding.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

     On all matters, each share of Common Stock has one vote. The affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the approval of matters submitted to the shareholders for a vote. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Broker non-votes are counted as shares that are present and entitled to vote for purposes of determining a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for purposes of determining the presence of a quorum but will not be treated as present and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The Company's Bylaws provide that a shareholder may cumulate such shareholder's votes for nominated directors if such shareholder gives notice, at the meeting prior to the voting, of such shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. No such notice has been given, thus there will be no cumulative voting for directors at the Annual Meeting.

     The costs of this solicitation will be borne by the Company. Although there are no formal agreements to do so, the Company may reimburse brokerage houses or other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the next annual meeting of shareholders of the Company to be held after the Annual Meeting must be received by the Company no later than December 31, 1998 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company by certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for June 5, 1998.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     A board of seven directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. If, however, any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and not for a greater number of persons than the number of nominees listed below. The term of office of each person elected as a director at the Annual Meeting will continue until the next annual meeting of shareholders and such time as his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death.

     The names of the nominees, who constitute all of the current directors, and certain information about them, are set forth below:

         Name           Age                         Positions
-------------------     ---    -------------------------------------------------
Joyce Freedman          63     Chairman of the Board and Chief Executive Officer
Maurizio Vecchione      36     President, Chief Operating Officer and Director
Lee Freedman            74     Vice President, Finance, Chief Financial Officer
                               and Director
Andrea Vecchione        41     Secretary and Director
F. Stephen Wyle         54     Director
Peter Frank             72     Director
Leslie Saleson          45     Director

     Joyce Freedman is a founder of the Company and has served as a director since its incorporation in February 1988. Ms. Freedman has served as Chairman of the Board of the Company since its incorporation, a position to which she was formally elected in January 1996. From February 1988 to December 1997, Ms. Freedman also served as President of the Company and, in January 1998, became Chief Executive Officer. From January 1986 to February 1988, Ms. Freedman was the Chief Executive Officer of Compu-Arch, a sole proprietorship in which she authored and marketed computer software for architects, interior designers and engineers. Ms. Freedman holds a Master of Architecture degree from the Southern California Institute of Architecture and engaged in private practice as an architect from December 1984 to January 1986. Ms. Freedman is the wife of Lee Freedman.

     Maurizio Vecchione is a founder of the Company and has served as a director since its incorporation. From February 1988 to December 1997, he served as an Executive Vice President of the Company and became President and Chief Operating Officer of the Company in January 1998. From March 1982 to February 1988, Mr. Vecchione held various executive, technical and marketing positions with CAECO Inc. (subsequently acquired by Mentor Graphics), a large CAD/CAM software developer, Tektronix Corporation, a Fortune 500 computer graphics systems and instrumentation manufacturer, Photomatrix Engineering, Inc., an imaging and computer graphics software developer, and Proprietary Software Systems Inc., an imaging software developer and subsidiary of General Dynamics, a defense contractor. Prior to entering industry, Mr. Vecchione performed computer science research for a variety of scientific institutions, including the NASA Space Science Laboratory. Mr. Vecchione is the husband of Andrea Vecchione.

     Lee Freedman has served as the Company's Vice President, Finance, Chief Financial Officer and as a director since its incorporation. From 1983 to 1988, Mr. Freedman was engaged in private practice as a business consultant. From 1957 to 1983, he was employed by HRT Industries Inc., then a New York Stock Exchange listed company, which operated a chain of discount department and retail specialty stores, and held the position of Executive Vice President for most of that time. Mr. Freedman is the husband of Joyce Freedman.

     Andrea Vecchione has served as the Company's Secretary and as a director since its incorporation. Since 1991, she has served as Executive Vice President and Treasurer and a director of Synthetic/A/Ltd., a small multimedia software developer which she and her husband, Maurizio Vecchione, own.

     F. Stephen Wyle became a director of the Company in January 1996. Since December 1994, Mr. Wyle has been Chairman and Chief Executive Officer of Wyle Laboratories, a diversified engineering and testing company serving aerospace, nuclear power and commercial markets. From February 1991 through December 1994, Mr. Wyle was an independent consultant providing strategic marketing and financing assistance to early-stage, technology-based companies. From October 1988 to February 1991, Mr. Wyle was the President of Trancel Corporation (formerly Cell Biotech, Inc.) which was engaged in the development of a long-term treatment for Type I diabetes.

     Peter Frank became a director of the Company in November 1996. Since 1965, Mr. Frank has been president of Los Angeles-based Managing Directors, Ltd., which he founded as an independent investment banking firm specializing in the funding of small cap companies as well as mergers and acquisitions. Mr. Frank also founded in 1993 and is currently president of Baltic Treasures, Ltd. (operating as Bamburi), a United States manufacturer and importer of antique furniture from Latvia and Western Russia which is sold to United States retail stores.

     Leslie Saleson became a director of the Company in November 1997. Ms. Saleson currently serves as an independent financial advisor to several corporations. From 1994 until April, 1997, Ms. Saleson was a managing director of The Westcott Group, a Beverly Hills-based merchant bank. From 1990 to 1993 Ms. Saleson was the owner, Co-Chief Executive Officer and Chief Financial Officer of Pogens, Inc., a national packaged cookie manufacturer. In 1981, Ms. Saleson founded Saleson and Company, Inc., a private investment banking firm, where she served as President until 1990.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

Information Regarding the Board of Directors and its Committees

     The Board of Directors held a total of eight meetings and acted by unanimous written consent five times during 1997.

     The Compensation Committee comprises Joyce Freedman, F. Stephen Wyle, Peter Frank and Leslie Saleson. The Compensation Committee has been granted the powers and authority of the Board of Directors in the evaluation and fixing of compensation of officers and employees of the Company, compensation policies and such other powers as the Board of Directors may from time to time delegate to the Compensation Committee. The Compensation Committee met once in 1997.

     The Audit Committee, appointed in July 1997, comprises Lee Freedman, Stephen Wyle and Leslie Saleson. The Audit Committee recommends the engagement of independent auditors, reviews the scope and results of their audits, reviews with the independent auditors and management the Company's accounting and reporting principles, policies and practices, and generally performs functions related to financial matters of the Company. The Audit Committee met once during 1997.

     The Company does not have a nominating committee or any committee performing the function thereof.

Executive Officers

     The executive officers of the Company, and certain information about them, are as follows:

         Name           Age                         Positions
-------------------     ---    -------------------------------------------------
Joyce Freedman          63     Chairman of the Board and Chief Executive Officer
Maurizio Vecchione      36     President, Chief Operating Officer and Director
Lee Freedman            74     Vice President, Finance, Chief Financial Officer
                               and Director
Linda Freedman          39     Vice President, Marketing
Steven Gentry           38     Vice President, Engineering

     Officers are appointed by and serve at the discretion of the Board of Directors. All officers were appointed for terms ending upon their deaths, resignations, removal or appointment and qualification of a successor. For information concerning Joyce Freedman, Maurizio Vecchione and Lee Freedman, see "Proposal One--Election of Directors" above.

     Linda Freedman has served in the capacity of Vice President, Marketing of the Company since October 1988, a position to which she was formally elected in January 1996. From February 1984 to September 1988 she served as Advertising Director for Baker Communications, Inc., which publishes Beverly Hills 213, a Beverly Hills-based newspaper. Linda Freedman is the daughter of Joyce and Lee Freedman.

     Steven Gentry joined the Company in June 1992 as a Senior Product Manager, in March 1995 became the Company's Director of Engineering, in April 1997 became the Company's Director of Research and Development, in October 1997 became the Company's Chief Technology Officer and, in January 1998, was appointed to the position of the Company's Vice President, Engineering. From June 1989 to June 1992, Mr. Gentry was self-employed, using the trade name Segtec, and engaged in the development of software for the consumer entertainment market.

Certain Relationships and Related Transactions

     The Company has employment agreements with certain executive officers. See "Executive Compensation-Employment Contracts" below.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors and officers and persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC"). The specific due dates for these reports have been established by the SEC, and the Company is required to report in this Proxy Statement any failure to file by the established dates. To the knowledge of the Company and based solely on a review of the Section 16(a) reports furnished to the Company during 1997, Joyce Freedman, Chairman of the Board and Chief Executive Officer of the Company, was late in filing two Form 4's, relating to two transactions, and one Form 5 related to such transactions. Maurizio Vecchione, President, Chief Operating Officer and a director of the Company, was late in filing one Form 4 relating to one transaction, and one Form 5 related to such transaction, Leslie Saleson, a director of the Company, was late in filing one Form 4 relating to one transaction, and one Form 5 related to such transaction, and Steven Gentry, Chief Technology Officer of the Company, was late in filing one Form 4 relating to one transaction, and one Form 5 related to such transaction.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 1998 by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) each of the executive officers named in the Summary Compensation Table on page _; and (iv) the current directors and officers of the Company as a group:

         Name and Address of       Amount and Nature of
           Beneficial Owner         Beneficial Owner(1)     Percent of Class(2)
----------------------------------- -------------------   ----------------------
Joyce Freedman.....................     1,593,474(3)                26.3%
3861 Sepulveda Blvd.
Culver City, California  90230
Lee Freedman.......................     1,276,907(4)                21.1%
3861 Sepulveda Blvd.
Culver City, California  90230
Maurizio and Andrea Vecchione......       486,846(5)                 8.0%
3861 Sepulveda Blvd.
Culver City, California  90230
Linda Freedman.....................        62,789(6)                 1.0%
3861 Sepulveda Blvd.
Culver City, California  90230
Steve Gentry.......................       138,894(7)                 2.2%
3861 Sepulveda Blvd.
Culver City, California  90230              4,000(8)                   *
F. Stephen Wyle....................
128 Maryland Street
El Segundo, CA  90245
Peter Frank........................             0                      0%
9903 Santa Monica Blvd., Suite 327
Beverly Hills, California  90210
Leslie Saleson.....................             0(9)                   *
9925 Anthony Place
Beverly Hills, California 90210
All current directors and officers
as a group (9 persons).............     2,388,728                   37.7%

---------------------------
*    Less than one percent.

     (1) Except to the extent the shares owned are subject to community property laws or as otherwise indicated, beneficial ownership represents sole voting and sole investment power with respect to the Company's common stock.

     (2) Based on 6,062,974 total shares outstanding as of March 31, 1998. In addition, shares that a person is deemed to beneficially own by reason of having the right to acquire within 60 days are also deemed to be outstanding for the purpose of computing the percentage of such person's beneficial ownership.

     (3) Includes 419,292 shares held by Ms. Freedman as her separate property and with respect to which she does not share voting or investment power with her husband, Lee Freedman, 37,227 shares which may be purchased by Ms. Freedman pursuant to currently exercisable stock options at an exercise price of $20.06 per share, and 1,136,955 shares held by Ms. Freedman and her husband, Lee Freedman, as to which shares they share voting and investment power.

     (4) Includes 139,952 shares held by Mr. Freedman as his separate property and with respect to which he does not share voting or investment power with his wife, Joyce Freedman, and 1,136,955 shares held by Mr. Freedman and his wife, Joyce Freedman, as to which shares they share voting and investment power. Excludes 25,000 shares issuable upon exercise of an option granted to Mr. Freedman on April 8, 1998, currently exercisable at an exercise price of $15.88 per share.

     (5) Includes 37,227 shares which may be purchased by Mr. Vecchione pursuant to currently exercisable stock options at an exercise price of $20.06 per share, and 2,000 shares which may be purchased by Ms. Vecchione pursuant to currently exercisable stock options at an exercise price of $17.50 per share.

     (6) Includes 50,000 shares which may be purchased by Ms. Freedman pursuant to currently exercisable stock options at an exercise price of $17.50 per share, 3,000 shares which may be purchased by Ms. Freedman pursuant to currently exercisable stock options at an exercise price of $5.87 per share and 2,000 shares which may be purchased by Ms. Freedman pursuant to currently exercisable stock options at an exercise price of $14.75 per share.

     (7) Includes 135,000 shares which may be purchased by Mr. Gentry pursuant to currently exercisable stock options at an exercise price of $5.00 per share.

     (8) Includes 2,000 shares which may be purchased by Mr. Wyle pursuant to currently exercisable stock options at an exercise price of $16.38 per share and 2,000 shares which may be purchased by Mr. Wyle pursuant to currently exercisable stock options at an exercise price of $4.25 per share.

     (9) Excludes 2,000 shares issuable upon exercise of a warrant granted to Ms. Saleson on April 8, 1998, currently exercisable at an exercise price of $15.88 per share.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the compensation paid during each of 1997 and 1996 to the Company's chief executive officer and other executive officers whose compensation exceeded $100,000 in 1997.

                                                                 Long-Term
                                                            Compensation Awards
                                                           ---------------------
                             Fiscal                              Securities
Name and Principal Position  Year(1)  Salary($)  Bonus($)  Underlying Options(#)
---------------------------  -------  ---------  --------  ---------------------
Joyce Freedman.............   1997    $150,000   $20,999           37,227
Chairman of the Board and     1996    $150,000   $36,619                0
President

Maurizio Vecchione.........   1997    $150,000   $20,999           37,227
Executive Vice President      1996    $150,000   $36,619                0

Lee Freedman...............   1997    $129,800   $     0                0
Vice President, Finance and   1996    $129,800   $     0                0
Chief Financial Officer

Linda Freedman.............   1997    $104,800   $32,261           55,000
Vice President, Marketing     1996    $136,794   $24,710                0

Steven Gentry..............   1997    $100,000   $     0                0
Chief Officer Technology      1996    $110,303   $     0          180,000(2)

----------------
     (1) The Company has not reported compensation for fiscal year 1995 because the Company was not a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 prior to March 1996.

     (2) Mr. Gentry was granted stock options to purchase 180,000 shares of Common Stock of the Company in January 1996, which stock options were subject to accelerated vesting upon Mr. Gentry's timely accomplishment of certain milestones in the performance of his employment duties.
         All of Mr. Gentry's options to purchase the 180,0000 shares have vested, and have either been exercised or are presently exercisable.

Option Grants in Last Fiscal Year

     The following table sets forth information concerning option grants during fiscal year 1997 to each of the executive officers named in the Summary Compensation Table who received stock option grants in 1997. The Company has not granted any stock appreciation rights (SARs).

                                Individual Grants
--------------------------------------------------------------------------------
                       Number of   Percent of Total
                      Securities     Options/SARs
                      Underlying      Granted to    Exercise or
                      Option/SARs    Employees in    Base Price     Expiration
       Name            Granted(1)     Fiscal Year      ($/Sh)          Date
-------------------  --------------  -------------  -------------  -----------
Linda Freedman            3,000           0.4%         $ 5.8750        1/1/02

Linda Freedman           10,000           1.4%         $14.7500       8/27/07

Linda Freedman           50,000           6.9%         $17.5000      10/26/07

Joyce Freedman           37,227           5.1%         $20.0625      12/31/02

Maurizio Vecchione       37,227           5.1%         $20.0625      12/31/02

-----------------
     (1) The Company granted options to purchase an aggregate of 727,455 shares to employees in 1997.


Option Exercises and Year End Value Table

     The following table sets forth information concerning option exercises during the last fiscal year by the executive officers named in the Summary Compensation Table and the value of options held by such officers as of December 31, 1997. None of the executive officers named in the Summary Compensation Table exercised options during 1997.

                                             Number of            Value of
                                             Securities          Unexercised
                                             Underlying          In-the-Money
                                           Options/SARs at     Options/SARS at
                                         December 31, 1997  December 31, 1997(1)
                       Shares      Value
     Name           Acquired on  Realized   Exer-    Unexer-     Exer-   Unexer-
                     Exercise(#)    ($)    cisable   cisable    cisable  cisable
------------------- ------------ --------- ------- ---------  ---------- -------
Joyce Freedman             0            0    37,227       0           0       0

Maurizio Vecchione         0            0    37,227       0           0       0

Lee Freedman               0            0         0       0           0       0

Linda Freedman             0            0    55,000   8,000  $  181,313 $42,500

Steven Gentry         10,000     $145,000   170,000       0  $2,560,625       0

-----------------
     (1) Dollar value is based on the market value of the Company's Common Stock of $20.0625 per share at December 31, 1997 minus the exercise price.

Compensation of Directors

     Three non-employee members of the Board of Directors, Andrea Vecchione, F. Stephen Wyle and Peter Frank received compensation from the Company in 1997 for their service on the board. In July 1997, the Company granted F. Stephen Wyle a five-year warrant to purchase 2,000 shares of Common Stock of the Company at an exercise price of $16.375 per share. In October 1997, the Company granted to Andrea Vecchione a ten-year warrant to purchase 2,000 shares of common stock of the Company at an exercise price of $17.25 per share. In December 1997, Peter Frank received $2,500 in cash for his service on the board during 1997.

Employment Contracts

     During 1997, two executive officers, Joyce Freedman and Maurizio Vecchione, were operating under employment agreements with the Company which had terms which expired December 31, 2002. Such employment agreements were replaced and superseded by employment agreements entered into with such executive officers effective January 1, 1998, as described below. The employment agreements in effect during 1997 with such executive officers provided for an annual salary of $150,000 and a monthly automobile allowance of $400 for each such officer. Each such officer was also entitled to receive an annual bonus, not to exceed $150,000 per year, equal to 5% of the Company's annual net income before taxes for the fiscal year. In addition, the employment agreements provided that if the closing sale price of the Company's Common Stock was greater than $10 per share for a period of 20 consecutive trading days during the fiscal year, the Company would grant to each such officer options, exercisable for five years, to purchase 50 shares of Common Stock for each $1,000 of net income before taxes the Company earned in such calendar year (up to a maximum of options to purchase 60,000 shares of Common Stock each over the term of the employment agreement) at an exercise price equal to the market value per share on the grant date.

     In April 1998, the Company entered into new employment agreements, effective January 1, 1998, with Ms. Freedman, as Chairman of the Board and Chief Executive Officer, and Mr. Vecchione, as President and Chief Operating Officer, which have terms expiring December 31, 2005. The employment agreements each provide for an annual salary of $200,000, a signing bonus of $100,000 and a monthly automobile allowance of $600. Each employment agreement further provides for an annual performance bonus payable for each calendar year in which the Company achieves certain gross revenue targets. In addition, if the closing sale price of the Company's Common Stock is greater than $10 per share for a period of 20 consecutive trading days during any fiscal year, the Company has agreed to grant to each of Ms. Freedman and Mr. Vecchione options, exercisable for five years, to purchase 50 shares of Common Stock for each $1,000 of net income (before deductions for taxes and executive bonuses) of the Company in such calendar year (up to a maximum of options to purchase 200,000 shares of Common Stock each over the term of the employment agreement) at an exercise price equal to the market value per share on the grant date.

                                  PROPOSAL TWO

           INCREASE IN SHARES AUTHORIZED UNDER 1995 STOCK OPTION PLAN


General

     In November 1995, the Board of Directors of the Company adopted and, in January 1996, the shareholders of the Company approved, the 1995 Stock Option Plan (the "1995 Plan") under which 300,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of either incentive stock options or nonstatutory stock options granted thereunder. In April 1997, the Board of Directors approved an amendment to the 1995 Plan to increase the number of shares of Common Stock authorized for issuance pursuant to stock options by 450,000 to 750,000 shares, which the Company's shareholders approved at the 1997 annual meeting held June 10, 1997.

     In April 1998, the Board of Directors approved an amendment to the 1995 Plan to increase the number of shares of Common Stock authorized for issuance pursuant to stock options under the 1995 Plan by 900,000 shares to 1,650,000 shares. At the Annual Meeting, the shareholders will be requested to consider and approve the amendment to the 1995 Plan increasing the number of shares of Common Stock the Company is authorized to issue under the 1995 Plan by 900,000 shares to 1,650,000 shares. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and entitled to vote at the Annual Meeting will be required to approve such amendment.

     As of April 13, 1998, 750,000 shares of common stock were authorized for issuance under the 1995 Plan. As of such date, 69,000 shares had been issued upon the exercise of options granted under the 1995 Plan, 1,255,455 shares were issuable upon the exercise of outstanding options, and no shares remained available for additional option grants under the 1995 Plan. As of April 13, 1998, additional options to purchase an aggregate of 149,455 shares of the Company's common stock were granted by the Board subject to approval of the Company's shareholders, at the Annual Meeting, of the amendment to the 1995 Plan increasing the number of shares authorized thereunder as described above.

     The following table sets forth information, to the extent determinable, concerning the allocation of the increase sought pursuant to Proposal Two in the authorized number of shares of the Company's Common Stock issuable upon exercise of the options granted under the 1995 Plan, and the value of such increase, to each of the following groups: (i) each of the executive officers named in the Summary Compensation Table on page __; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, including all current officers who are not executive officers, as a group.

                                      Value of Unexercised       Securities
                                          In-the-Money            Undelying
          Name and Position               Options($)(1)          Options(#)(2)
-----------------------------------   -------------------   --------------------
Joyce Freedman........................      $75,000                 200,000(3)

Maurizio Vecchione....................       75,000                 200,000(3)

Lee Freedman..........................        9,375                  25,000

Linda Freedman........................            0                  50,000

Steve Gentry..........................                                    0

Executive Group.......................                              475,000

Non-Executive Director Group..........            0                       0

Non-Executive Officer Employee Group..            0                 131,455

--------------------------

     (1) Dollar value represents the difference between market value of the underlying common stock and the exercise price of the options. The market value of the underlying common stock is based upon the April
         13, 1998 closing price of the Company's common stock as reported on The Nasdaq Stock Market, which was $16.25 per share.

     (2) Option grants are subject to shareholder approval of the increase in the number authorized shares issuable under the 1995 Plan as described in Proposal Two.

     (3) Option grants are subject to vesting upon the attainment of certain performance objectives based upon the level of the Company's net
         income before deductions   for   taxes   and   bonuses,    as   more
         fully    described   in "Executive--Employment Contracts."


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL TWO REGARDING THE AMENDMENT OF THE 1995 PLAN.

Summary of 1995 Plan

     A summary of the principal provisions of the 1995 Plan is set forth below and is qualified in its entirety by reference to the 1995 Plan.

Purpose

     The purposes of the 1995 Plan are to (i) attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals, and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

Administration

     The 1995 Plan may be administered by the Board of Directors or, upon appointment by the Board, by a committee appointed by the Board of Directors, comprised of not less than two non-employee directors ("Committee"). The interpretation and construction of any provision of the 1995 Plan is within the sole discretion of the members of the Board of Directors or its Committee, whose determination is final and binding. Questions concerning the 1995 Plan and its administration may be addressed to the Company's President at the Company's principal executive offices.

Eligibility

     The 1995 Plan provides that options may be granted to any employees (including officers and directors who are also employees) of the Company and any of its parents or subsidiaries. As of April 13, 1998, 97 employees of the Company are eligible for option grants under the 1995 Plan. The Board of Directors or its Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee's position and responsibilities and other relevant factors.

     Although the number of shares which may be subject to an option is not expressly limited, the maximum number of shares for which options may be granted to any optionee in any calendar year is 100,000.

Terms of Options

     Options granted under the 1995 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. The terms of options are determined by the Board of Directors or its Committee. Each option is evidenced by a written stock option agreement between the Company and the person to whom such option is granted and is subject to the following additional terms and conditions:

     (a) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1995 Plan will become exercisable at such times and in such cumulative installments as the Board of Directors or its Committee determines, subject to earlier termination of an option upon termination of the optionee's employment for any reason. An option is exercised by giving written notice of exercise to the Company, which notice specifies the number of shares of Common Stock as to which the option is being exercised, and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option may, in the discretion of the Board of Directors or its Committee, consist of cash, check, a promissory note, an exchange of shares of Common Stock already owned, a combination thereof, or such other consideration as determined by the Board of Directors or its Committee and as permitted under any laws to which the Company is subject, provided, however, that the optionee shall be required to pay in cash an amount necessary to satisfy the Company's tax withholding obligations.

     (b) Exercise Price: The exercise price of an option is determined by the Board of Directors or its Committee and shall be the fair market value of the Common Stock on the grant date with respect to incentive stock options, and shall not be less than 85% of the fair market value of the Common Stock on the grant date with respect to nonstatutory stock options. In the case of both incentive stock options and nonstatutory stock options granted to a person who immediately before the grant of such option owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the exercise price shall be 110% of the fair market value of the Common Stock on the grant date. So long as the Company's Common Stock continues to be listed on the Nasdaq National Market, the fair market value of the Common Stock on the date of an option grant will be equal to the closing price of the Common Stock on the date of the option grant as reported in The Wall Street Journal. On April 13, 1998, the closing price of the Company's Common Stock on The Nasdaq National Market was $16.25 per share.

     (c) Termination of Employment: If the optionee's employment with the Company is terminated for any reason other than death, total and permanent disability or termination "for cause" (as defined in the 1995 Plan), the options granted to him or her may be exercised within 30 days (unless at the time of grant of such option, the Board of Directors specified a longer period, not to exceed 90 days) after such termination as to all or part of the shares as to which the optionee was entitled to exercise the options at the time of termination. If the optionee's employment with the Company is terminated for cause, his or her options shall terminate as of the date of such termination for cause.

     (d) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, the options granted to him or her may be exercised at any time within 180 days (unless at the time of grant of such option, the Board of Directors specified a longer period, not to exceed one year) after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

     (e) Expiration of Options: Options may not have a term greater than ten years from the grant date for both incentive stock options and nonstatutory stock options; provided, however, that any incentive stock option granted to an employee who, at the time such option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company shall expire no more than five years from the grant date. No option may be exercised by any person after its expiration.

     (f) Nontransferability of Option: An option is nontransferable by the optionee, other than by will or the laws of descent or distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee or his or her legal guardian during the lifetime of the optionee or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the rights to exercise the option by bequest or inheritance.

     (g) Other provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Board of Directors or its Committee.

Adjustment Upon Changes in Capitalization

     In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1995 Plan, appropriate adjustment will be made by the Board of Directors in the exercise price of and the number of shares covered by outstanding options, and in the number of shares available for issuance under the 1995 Plan. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation as a result of which the Company is not the surviving and controlling corporation or as a result of which the outstanding shares are exchanged for or converted into cash or property or securities not of the Company, the Board shall (i) make provision for assumption of all outstanding options by the successor corporation, or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise his or her options as to all or any part of the shares covered by such option including shares as to which the options would not otherwise be exercisable.

Amendment and Termination of the 1995 Plan

     The Board of Directors or its Committee may amend or terminate the 1995 Plan from time to time in such respects as it may deem advisable, provided that shareholder approval is required for any amendment which would (i) increase the number of shares subject to the 1995 Plan other than in connection with an adjustment upon changes in capitalization; (ii) materially change the designation of the class of persons eligible to be granted options; (iii) remove the administration of the Plan from the Board, except to a Committee; (iv) materially increase the benefits accruing to participants under the 1995 Plan; or (v) extend the term of the 1995 Plan.

     In any event, the 1995 Plan will terminate on the tenth anniversary of its approval by the shareholders of the Company (i.e., January 24, 2006), provided that any options then outstanding will remain outstanding until they expire by their terms.

Tax Information

     The federal income tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1995 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

Incentive Stock Options

     If an option granted under the 1995 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, then the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option and the Company will not be allowed a deduction for federal income tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

     If an optionee exercises an incentive stock option and does not dispose of the shares received within two years of the date of the grant of such option and within one year after the exercise of the option, whichever period ends later, any gain realized upon such disposition will be treated as long-term capital gain, and any loss will be long-term capital loss. In either such case, the Company will not be entitled to a federal income tax deduction.

     If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise less the purchase price or (2) the amount realized on the disposition less the purchase price, will be taxed as ordinary income in the taxable year in which the disposition occurs. Any such ordinary income will increase the optionee's tax basis for purposes of determining gain or loss on the sale or exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as a capital loss. An optionee will generally be considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incident to a divorce, or upon death). If the amount realized in a disqualifying disposition is less than the purchase price, generally the optionee will not recognize income in connection with such disqualifying disposition.

     The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disposition is included in alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. An optionee's alternative minimum tax liability is affected by the availability of a special credit, a basis adjustment and other complex rules. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

     In general, there will be no federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon such a disqualifying disposition of the shares.

Nonstatutory Stock Options

     Nonstatutory stock options granted under the 1995 Plan do not qualify as "incentive stock options" as defined in Section 422 of the Code and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be. The optionee's tax basis for determination of such gain or loss upon any subsequent disposition of shares acquired upon the exercise of a nonstatutory stock option will ordinarily be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

     In general, there will be no federal income tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding obligations under the Code.

     The foregoing discussion is only a summary of the more significant effects of the federal income tax laws upon the options and shares issuable under the 1995 Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code and the Income Tax Regulations promulgated thereunder. In addition, this summary does not discuss the provisions of the income tax laws of any state or foreign country in which a participant may reside. Each participant in the 1995 Plan should consult with his or her own tax advisor concerning the federal (and any state or local) income tax consequences of his or her participation in the 1995 Plan.


                                 PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Singer Lewak Greenbaum & Goldstein LLP, independent auditors, to audit the Company's consolidated financial statements for the year ending December 31, 1998, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desire to do so and is expected to be available to respond to appropriate questions.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
           VOTE FOR THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
                              AUDITORS NAMED ABOVE.


                                  OTHER MATTERS

     The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Joyce Freedman
                                              Chairman

Los Angeles, California
April 29, 1998

                                                                Preliminary Copy

PROXY                                                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                  MODACAD, INC.

                       1998 Annual Meeting of Shareholders

     The undersigned shareholder of ModaCAD, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual meeting of Shareholders and Proxy Statement, each dated April 29, 1998, and hereby appoints Joyce Freedman and Maurizio Vecchione, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held June 5, 1998, at 3:00 p.m., Pacific Standard Time, at the principal offices of the Company located at 3861 Sepulveda Boulevard, Culver City, California 90230, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth on reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

DO NOT FOLD, STAPLE OR MUTILATE.

                         (To be Signed on Reverse Side)

                                                                SEE REVERSE SIDE

                                  MODACAD, INC.
            PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.
                                      ( X )

1. ELECTION OF DIRECTORS:

Nominees:    Joyce Freedman, Lee Freedman, Maurizio Vecchione, Andrea Vecchione,
             F. Stephen Wyle, Peter Frank and Leslie Saleson

                              FOR                               WITHHELD
                              ALL                               FROM ALL
                            NOMINEES                             NOMINEES
                              ( )                                 ( )

   FOR, except vote withheld from the following nominee(s):

         (   ) ----------------------------------------------------------------
                                     List Nominee(s)

2. AMENDMENT OF 1995 STOCK OPTION PLAN:

To approve the amendment of the 1995 Stock Option Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the 1995 Stock Option Plan by 900,000 shares to 1,650,000 shares.

                        FOR                AGAINST               ABSTAIN
                        ( )                  ( )                   ( )

3. APPOINTMENT OF INDEPENDENT AUDITORS:

To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors of the Company for the fiscal year ending December 31, 1998, as described in the Proxy Statement.

                         FOR                AGAINST               ABSTAIN
                         ( )                  ( )                   ( )

OTHER  BUSINESS:  In their  discretion,  the Proxies are authorized to vote upon
such  other   business  as  may   properly   come  before  the  meeting  or  any
adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

                                                     Dated _______________ 1998


          Signature(s)____________________________________


          (This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                   APPENDIX A

                                 MODACAD, INC.
                             1995 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this 1995 Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees of the Company and its Subsidiaries, to promote the success of the Company's business and to enable the Employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company.

Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

(a) "Affiliate" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

(b) "Board" shall mean the Board of Directors of the Company.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

(d) "Common Stock" shall mean the Common Stock of the Company.

(e) "Company" shall mean ModaCAD, Inc., a California corporation.

(f) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed.

(g) "Continuous Employment" or "Continuous Status As An Employee" shall mean the absence of any interruption or termination of employment or service as an Employee by or to the Company or any Parent or Subsidiary of the Company which now exists or is hereafter organized or acquired by or acquires the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries or its successors.

(h) "Disability" shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months. In determining the Disability of an Optionee, the Board may require the Optionee to furnish proof of the existence of Disability and may select a physician to examine the Optionee. The final determination as to the Disability of the Optionee shall be made by the Board.

(i) "Disinterested Person" shall mean an administrator of the Plan who, during the one year prior to service as an administrator of the Plan, has not been granted or awarded and, during such service, is not granted or awarded stock, stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons. The term "Disinterested Person" shall be interpreted in a manner consistent with the meaning of such term under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

(j) "Employee" shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors. A person shall not be deemed to be employed by the Company merely because such person is a member of the Board of Directors of the Company or a consultant to the Company.

(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(l) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(m) "Nonstatutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

(n) "Option" shall mean a stock option granted pursuant to the Plan evidencing the grant of a right to an Employee pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

(o) "Option Agreement" shall mean a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

(p) "Optioned Stock" shall mean the Common Stock subject to an Option.

(q) "Optionee" shall mean an Employee who is granted an Option.

(r) "Parent" shall mean a "parent corporation," whether now or hereafter existing as defined in Sections 424(e) and (g) of the Code.

(s) "Plan" shall mean this 1995 Stock Option Plan.

(t) "Share" or "Shares" shall mean shares of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(u) "Stock Purchase Agreement" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which is to be executed as a condition of purchasing Optioned Stock upon exercise of an Option.

(v) "Subsidiary" shall mean a subsidiary corporation whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

(w)  "Termination for Cause" shall mean termination of employment as a result of
(i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee's willful and continued failure to perform the duties assigned to him or her as an Employee; (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company; (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee's taking or knowingly omitting to take any other action or actions in the performance of Optionee's duties as an Employee without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Board, have caused or substantially contributed to the material deterioration in the business or financial condition of the Company or any Affiliate, taken as a whole.

     3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold pursuant to the exercise of Options under the Plan is 1,155,281 Shares. The Shares may be authorized, but unissued or reacquired Shares. If an Option should expire or become unexercisable for any reason without having been exercised in full or if the Company repurchases Shares from the Optionee pursuant to the terms of a Stock Purchase Agreement, the unpurchased or repurchased Shares, respectively, which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for other Options under the Plan.
     4. Administration of the Plan.

(a) Procedure. The Plan shall be administered by the Board. Members of the Board who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to him or her.

The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act and unless the Board determines otherwise, from the effective date of such registration until six months after the termination of such registration, all grants of Options to persons subject to the provisions of Section 16(b) of the Exchange Act during any and all periods of time when all members of the Board do not qualify as Disinterested Persons shall be made by, or only in accordance with the recommendations of, a Committee of two or more persons having full authority to act in the matter and all of whom are Disinterested Persons.

(b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value per Share; (iii) to determine the terms and conditions of vesting of Options, the exercise price of the Options and the consideration to be paid for shares upon the exercise of Options (which exercise price and consideration shall be determined in accordance with Section 7 of the Plan); (iv) to determine the Employees to whom, and the time or times at which,Options shall be granted, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option Agreement and each Stock Purchase Agreement (each of which need not be identical with the terms of other Options and Stock Purchase Agreements) and, with the consent of the holder thereof, to modify or amend each Option and Stock Purchase Agreement; (vii) to determine whether a stock repurchase agreement or other agreement will be required to be executed by any Employee as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (viii) to interpret the Plan, the Option Agreements, the Stock Purchase Agreements or any agreement entered into with respect to the grant or exercise of Options; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof: and (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

(c) Effect of the Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of Options.

     5. Eligibility. Options may be granted only to Employees (including employees of the Company who are also directors of the Company). An Employee who has been granted an Option may, if such Employee is otherwise eligible, be granted additional Options.

     6. Term of Plan. Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan prior to such shareholder approval subject to subsequent approval of the Plan by such shareholders. Shareholder approval shall be obtained by the affirmative votes of the holders of a majority of voting shares of the Company's capital stock present and entitled to vote at a meeting of shareholders duly held in accordance with the laws of the State of California or by such other means authorized under law. The Plan shall continue in effect for a term of ten years unless sooner terminated in accordance with the terms and provisions of the Plan.

     7. Option Price and Consideration.

(a) Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of a Nonstatutory Stock Option shall be not less than 85% of the "fair market value" per Share, as described below. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Incentive Option shall be the fair market value per Share. However, with respect to both Incentive Stock Options and Nonstatutory Stock Options, the exercise price shall be 110% of the fair market value per Share on the date of grant in the case of any Optionee who, at the time the Option is granted, owns stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries.

(b) Fair Market Value. The fair market value per Share on the date of grant shall be determined by the Board in its sole discretion, exercised in good faith; provided, however that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("Nasdaq") System), or, in the event the Common Stock is listed on a stock exchange or on The Nasdaq Stock Market, the fair market value per Share shall be the closing price on the exchange or on The Nasdaq Stock Market as of the date of grant of the Option, as reported in The Wall Street Journal.

(c) Payment of Consideration. The consideration to be paid for the Shares to be Issued upon exercise of an Option, including the method of payment, shall be determined by the Board in its discretion on the date of grant and may consist of cash, check, promissory notes or other forms of legally permitted consideration if authorized by the Board in connection with the grant of an Option.

     8. Options.

(a) Terms and Provisions of Options. As provided in Section 4 of this Plan and subject to any limitations specified herein, the Board shall have the authority to determine the terms and provisions of any Option granted under the Plan or any agreement required to be executed in connection with the grant or exercise of an Option. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement. Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof.

(b) Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 385,094 Shares. If an Option held by an Employee is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

(c) Term of Option. The term of each Option may be up to ten years from the date of grant thereof, as determined by the Board upon the grant of the Option and specified in the Option Agreement, except that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, shall not exceed five years from the date of grant thereof.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder. Any Option shall vest and become exercisable at such times, in such installments and under such conditions as may be determined by the Board, specified in the Option Agreement and as shall be permissible under the terms of the Plan, including performance criteria with respect to the Company and/or the Optionee as may be determined by the Board.

An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement (including the attachments thereto) substantially in the form of Exhibit B hereto and as may be modified by the Board from time to time, and any other agreements required by the terms of the Plan and/or the Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of the Plan. Until the Option is properly exercised in accordance with the terms of this Section 8(d), no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as Provided in Section 10 of the Plan.

As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares. No Option may be exercised unless the Plan has been duly approved by the shareholders of the Company in accordance with applicable law. Notwithstanding anything to the contrary herein, the terms of a Stock Purchase Agreement required to be executed and delivered in connection with the exercise of an Option may require the certificate or certificates representing the Shares purchased upon the exercise of an Option to be delivered and deposited with the Company as security for the Optionee's faithful performance of the terms and conditions of his or her Stock Purchase Agreement.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Status as an Employee. If an Optionee ceases to serve as an Employee for any reason other than death, Disability or Termination for Cause, and thereby terminates his or her Continuous Status As An Employee, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, such Optionee shall have the right to exercise the Option at any time within 30 days subsequent to the last day of such Optionee's Continuous Status As An Employee (unless at the time of grant of such Option the Board specified a longer period, not to exceed 90 days), provided, however, that no Option shall be exercisable after the expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of the terminating event, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate. In the event that an Optionee's Continuous Status As An Employee terminates due to death or Disability, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, the Option may be exercised any time within 180 days subsequent to the death or Disability of the Optionee (unless at the time of grant of such Option the Board specified a longer period, not to exceed one year), provided, however, that no Option shall be exercisable after the expiration of the Option term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise such Option at the date of his or her termination due to death or Disability or if such Option is not exercised (to the extent it could be exercised) within the time specified herein, the Option shall terminate. If an Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, his or her Option shall terminate as of the date of such Termination for Cause to the extent not exercised as of such date.

(e) Limit on Value of Optioned Stock. To the extent that the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company, its Parent or its Subsidiaries, if any, exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

(f) Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in this Section 8, an Option may not be exercised, under any circumstances, after the expiration of its term.

     9. Nontransferability of Options. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or as a transfer between spouses incident to a divorce, and any such attempt may result, at the discretion of the Board, in the termination of such Options. During the lifetime of the Optionee, his or her Option may be exercised only by such Optionee or his or her legal guardian.

     10. Adjustments Upon Changes in Capitalization or Merger.

(a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or repurchase of Shares from an Optionee upon termination of employment or service, as well as the exercise price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination, recapitalization or reclassification of the Common stock, or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (other than stock bonuses to Employees or directors); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

(b) In the event of a proposed dissolution or liquidation of the Company or the sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding Shares are exchanged for or converted into cash or property or securities not of the Company, the Board shall (i) make provision for the assumption of all outstanding Options by the successor corporation or a Parent or a Subsidiary thereof, or (ii) declare that outstanding Options shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Optionee (unless such 30-day period is waived by the Optionee) and shall give each Optionee the right to exercise his or her Option as to all or any part of the shares underlying such Option, including shares as to which such Options would not otherwise be exercisable, provided such exercise does not violate
Section 8(d)(ii) of the Plan.

(c) No fractional shares of Common Stock shall be issuable on account of any action described in this Section, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option, provided, however, that if the Board determines that such grant shall be as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     12. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of the Code, except that, without approval of the holders of a majority of the shares of the Company's capital stock represented or present and entitled to vote at a valid meeting of the Company s shareholders at which action is taken on an amendment or revision, no such amendment or revision shall:

(i) Increase the number of Shares subject to the Plan, other than in connection with an adjustment under Section 10 of the Plan;

(ii) Materially change the designation of the class of Employees eligible to be granted Options;

(iii) Remove the administration of the Plan from the Board except to a Committee;

(iv) Materially increase the benefits accruing to participants under the Plan; or

(v) Extend the term of the Plan.

(b) Effect of Amendment or Termination. Except as otherwise provided in
Section 10, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

     13. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and warranty to, the Company as may in the judgment of counsel to the Company be required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or to distribute such Shares if, in the opinion of counsel for the Company, such a representation is appropriate under any of the aforementioned relevant provisions of law.

     14. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available, such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and to sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such Shares as to which such requisite authority shall not have been obtained.

     15. Stock Option and Stock Purchase Agreements. Options shall be evidenced by written Option Agreements in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

     16. Effective Date and Term of Plan. The Plan shall become effective upon shareholder approval as provided in Section 17 of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under
Section 12 of the Plan.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company represented or present and entitled to vote thereon. All Options granted prior to shareholder approval of the Plan are subject to such approval, and if such approval is not obtained within 12 months before or after the date the Plan is adopted by the Board all such Options shall expire and shall be of no further force or effect.

     18. Taxes, Fees, Expenses and Withholding of Taxes.

(a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

(b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

     19. Liability of Company. The Company, its Parent or any Subsidiary which is in existence or hereafter comes into existence shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Options intended to be Incentive Stock Options granted hereunder do not qualify as incentive stock options within the meaning of Section 422 of the Code.

     20. Information to Optionee. The Company shall provide without charge at least annually to each Optionee during the period his or her Option is outstanding a balance sheet and income statement of the Company. In the event that the Company provides annual reports or periodic reports to its shareholders during the period in which an Optionee's Option is outstanding, the Company shall provide to each Optionee a copy of each suchreport.

     21. Indemnification. No member of the Committee or of the Board shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee or Board member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee or Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     22. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be given in writing, addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an Employee to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his Option Agreement or Stock Purchase Agreement or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

     23. No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or to retire any Employee at any time with or without cause and with or without notice. No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

     24. Legends on Certificates.

(a) Federal Law. Unless an appropriate registration statement is filed pursuant to the federal Securities Act of 1933, as amended, with respect to the Options and Shares issuable under this Plan, each document or certificate representing such Options or Shares shall be endorsed thereon with a legend substantially as follows:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

(b) Additional Legends. Each document or certificate representing the Options or Shares issuable under the Plan shall also contain legends as may be required under applicable blue sky laws or by any Stock Purchase Agreement or other agreement the execution of which is a condition to the exercise of an Option under this Plan.

     25. Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

     26. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     27. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     28. Applicable Law. To the extent that federal laws do not otherwise control, this Plan shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

                                 [END OF PLAN]

                            CERTIFICATE OF SECRETARY

     The undersigned Secretary of ModaCAD, Inc. (the "Company") hereby certifies that the Board of Directors of the Company by resolution adopted by unanimous written consent of the Board effective as of November __, 1995, and the shareholders of the Company by resolution adopted by written consent of the shareholders effective as of November __, 1995, approved and adopted the foregoing 1995 Stock Option Plan.

IN WITNESS WHEREOF, the undersigned has executed this document effective as of the _______ day of November, 1995.


                                                    ____________________________

                                                    ____________________________
                                                            Secretary
                                 Exhibit A-1

                                 MODACAD, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

     ModaCAD, Inc., a California corporation (the "Company"), hereby grants to ____________________________(the "Optionee") an option to purchase a total of
_____________ shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1995 Stock Option Plan (the "Plan") applicable to incentive stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1. Nature of the Option. This Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  Date  of  Grant;  Term  of  Option.   This  Option  is  granted  as  of
_______________ and it may not be exercised later than _________________.

     3. Option Exercise Price. The Option exercise price is $________ per Share, which price is not less than the fair market value thereof on the date this Option was granted.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a) Right to Exercise. This Option shall vest and be exercisable, cumulatively [Specify vesting schedule, e.g., in five annual installments commencing on the first anniversary of the date of grant and continuing to vest as to one additional installment on every annual anniversary thereafter as long as the Optionee remains an Employee.]

(b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and by an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Board in accordance with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and, shall be legended as set forth in the Plan, the Stock Purchase Agreement and/or as required under applicable law. This Option may not be exercised for a fraction of a Share.

(c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

(d) No Shareholder Rights before Exercise and Issuance. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 8(d) of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

     5. Investment Representations. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

(a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

     6. Termination of Status as an Employee.

(a) If the Optionee's Continuous Employment terminates for any reason other than death, Disability or Termination for Cause, the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

(b) If the Optionee's Continuous Employment terminates due to the death or Disability of the Optionee, the Option may be exercised at any time within 180 days after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

(c) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, and the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

(d) If the Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, the Option shall terminate as of the date of such Termination for Cause, to the extent not exercised prior to such date.

     7. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

     8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or a transfer between spouses incident to a divorce, and may be exercised during the lifetime of the Optionee only by such Optionee or his or her legal guardian. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. Continuation of Employment. Neither the Plan, this Option, nor any Option granted thereunder shall

(a) confer upon the Optionee any right whatsoever to continue in the employment of the Company or any of its Subsidiaries or

(b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's employment and compensation at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     10. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     11. Entire Agreement. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                                  ModaCAD, Inc.,
                                                  a California corporation


Date: _____________________                       By: _________________________


                                                  Title: ______________________

The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Date: ____________________                        _____________________________
                                                  Signature of Optionee

                                                  _____________________________
                                                  Address

                                                  _____________________________
                                                  City    State      Zip Code

THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                  Exhibit A-2

                                 MODACAD, INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT

ModaCAD, Inc., a California corporation (the "Company"), hereby grants to _____________________________________ (the "Optionee") an option to purchase a total of _______ shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1995 Stock Option Plan (the "Plan") applicable to nonstatutory stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

     2.  Date  of  Grant;  Term  of  Option.   This  Option  is  granted  as  of
______________, and it may not be exercised later than ___________________.

     3. Option Exercise Price. The Option exercise price is $__________ per Share, which price is not less than 85 % of the fair market value thereof on the date this Option was granted.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a) Right to Exercise. This Option shall vest and be exercisable, cumulatively [Specify vesting schedule, e.g., in five annual installments commencing on the first anniversary of the date of grant and continuing to vest as to one additional installment on every annual anniversary thereafter as long as the Optionee remains an Employee.]

(b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and by an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Board in accordance with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and, shall be legended as set forth in the Plan, the Stock Purchase Agreement and/or as required under applicable law. This Option may not be exercised for a fraction of a Share.

(c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations.As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

(d) No Shareholder Rights before Exercise and Issuance. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 8(d)of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

     5. Investment Representations. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

(a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent and not with a view to, or for resale in connection with, any distribution thereof.

(b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has,and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

     6. Termination of Status as an Employee.

(a) If the Optionee's Continuous Employment terminates for any reason other than death, Disability or Termination for Cause, the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

(b) If the Optionee's Continuous Employment terminates due to the death or Disability of the Optionee, the Option may be exercised at any time within 180 days after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

(c) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, and the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

(d) If the Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, the Option shall terminate as of the date of such Termination for Cause, to the extent not exercised prior to such date.

     7. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or a transfer between spouses incident to a divorce, and may be exercised during the lifetime of the Optionee only by such Optionee or his or her legal guardian. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Continuation of Employment. Neither this Option, the Plan nor any Option granted thereunder shall

(a) confer upon the Optionee any right whatsoever to continue in the employment of the Company or any of its Subsidiaries or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's employment and compensation at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     9. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration or other amounts payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option.

     10. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     11. Entire Agreement. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

ModaCAD, Inc.,
a California corporation



Date: __________________                          By: _________________________

                                                  Title: ______________________

The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Date: ____________________                        _____________________________
                                                  Signature of Optionee

                                                  _____________________________
                                                  Address

                                                  _____________________________
                                                  City    State      Zip Code


     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                                For Use Upon Exercise of Options

                                   Exhibit B

                                 MODACAD, INC.

                            STOCK PURCHASE AGREEMENT

     This Agreement is made as of the _______ day of _______________, 19_____, by and between ModaCAD, Inc., a California corporation (the "Company"), and ________________________ ("Optionee"). Unless the context herein otherwise requires, capitalized terms used herein shall have the same meaning as such capitalized terms have under the Plan.

                                R E C I T A L S

A. Optionee was granted a Stock Option (the "Option") on _____________, pursuant to the Company's 1995 Stock Option Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference.

B.  Pursuant  to said  Option,  Optionee  was  granted  the  right  to  purchase
____________ shares of the Company's common stock, as adjusted in accordance with the Plan (the "Optioned Shares").

C. Optionee has elected to exercise the Option to purchase _________ of such Optioned Shares (herein referred to as the "Shares") under the Stock Option Agreement evidencing said Option (the "Option Agreement").

D. As required by the Option Agreement, as a condition to Optionee's exercise of his or her Option, Optionee must execute this Agreement which gives the Company the right of first refusal upon transfer.

NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. Exercise of Option. Subject to the terms and conditions hereof, Optionee hereby agrees to exercise his or her Option or a portion thereof to purchase _____ Shares at $________ per Share, payable in accordance with the terms and provisions of the Option Agreement.

     2. Company's Right To Repurchase Shares.

(a) If an Optionee ceases to serve as an Employee for any reason, including death, Disability or otherwise, and thereby terminates his or her Continuous Status As An Employee, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth below. Such right on the part of the Company shall commence upon the last day of such Optionee's Continuous Status As An Employee (the "Termination Date") and shall expire on the 90th day after the Termination Date.


b) The repurchase price shall be an amount equal to the higher of the exercise price of the Option or 100% of the Company's net book value per share times the number of shares to be repurchased. For purposes of the foregoing determination, the net book value shall mean the book value of the Company's assets net of all of the Company's liabilities as determined by the Company's accountants, in accordance with generally accepted accounting principles consistently applied, as of the last day of the last calendar quarter prior to the Termination Date. The repurchase price may be paid by the Company by check, evidence of cancellation of indebtedness of Optionee to Company, or some combination thereof, as the company acting in its sole discretion determines.

     3. Right of First Refusal. Before any Shares registered in the name of Optionee may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible), in the following manner:

(a) Optionee shall deliver a notice ("Notice") to the Company stating (i) his or her bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, (iii) the price for which he or she proposes to sell or transfer such Shares, and (iv) the name of the proposed purchaser or transferee.

(b) Within 30 days after receipt of the Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers, at the price per share and on the same terms (or terms as similar as reasonably possible) specified in the Notice.

(c) If all or a portion of the Shares to which the Notice refers are not elected to be purchased pursuant to paragraph 3(b) hereof, Optionee may sell the Shares not purchased by the Company to any person named in the Notice at the price and terms specified in the Notice or at a higher price, provided that such sale or transfer is consummated within 60 days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof. In the event of any transfer by operation of law or other involuntary transfer (including, but not limited to, by will or by the laws of descent or distribution) where there is no price established as a matter law, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth in Section 2(b) above. In such event, Optionee or Optionee's estate shall notify the Company promptly after the happening of the event giving rise to the involuntary transfer. Within 30 days after receipt of such Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers.

     4. Termination of Repurchase Right and Right of First Refusal. Optionee's obligations and the Company's rights under paragraphs 2 and 3 above shall terminate upon the earlier of (i) the first sale of Common Stock by the Company to the public which raises an aggregate of not less than $5,000,000.00 in gross proceeds and which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), or (ii) the merger or consolidation of the Company into, or the sale of all or substantially all of the Company's assets to, another corporation, if immediately after such merger, consolidation or sale of assets, at least 50% of the capital stock of the Company or such other corporation is owned by persons who are not holders of capital stock of the Company immediately prior to such merger, consolidation or sale.

     5. Assignment. The Company may assign its rights under paragraphs 2 and 3 hereof to one or more persons, who shall have the right to so exercise such rights in his or her own name and for his or her own account. If the exercise of any such right requires the consent of the California Securities Commissioner or the consent of the Securities Commissioner, or the equivalent, of another state, the parties agree to cooperate in requesting such consent.

     6. Adjustment. If, from time to time during the term of the right of first refusal available pursuant to paragraph 3 hereof:

(a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

(b) There is any consolidation, merger or sale of all or substantially all of the assets of the Company; then, in such event, any and all new, substituted or additional securities or other property to which Optionee is entitled by reason of his or her ownership of Shares shall be immediately subject to the right of first refusal set forth in paragraph 3 hereof, and be included in the word "Shares" for all purposes with the same force and effect as the Shares presently subject to such right of first refusal (provided, however, if such consolidation, merger or sale of all, or substantially all, of the assets of the Company causes a termination of the right of first refusal set forth in paragraph 3 hereof, then such new, substituted or additional securities or other property shall not be included in the word "Shares" for the purposes of this paragraph).

     7. Legends. All certificates representing any Shares of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form unless in the opinion of the Company's counsel such legends are no longer necessary:

(a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR ITS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

(b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     8. Investment Representations. Unless the Shares have been registered under the Act, in which event the Company will so advise Optionee in writing, Optionee agrees, represents and warrants, in connection with the proposed purchase of the Shares, as follows:

(a) Optionee represents and warrants that he or she is purchasing the Shares solely for Optionee's own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Act. Optionee further represents that he or she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares Optionee is purchasing is being purchased for, and will be held for the account of, Optionee only and neither in whole nor in part for any other person.

(b) Optionee represents and warrants that he or she is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee further represents that he or she has a preexisting personal or business relationship with the officers and directors of the Company and that Optionee has such knowledge and experience in business and financial matters to enable him to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto and that he or she has the capacity to protect his or her own interests in connection with the purchase of the Shares. Optionee further represents and warrants that Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as he or she deems necessary and appropriate to enable Optionee to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(c) Optionee represents and warrants that he or she realizes that Optionee's purchase of the Shares will be a speculative investment and that he or she is able, without impairing Optionee's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on his or her investment.

(d) Optionee represents and warrants that the Company has disclosed to him or her in writing: (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares; and (ii) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends.

(e) Optionee represents and warrants that he or she is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than two (2) years from the date Optionee has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "brokers' transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and that any sale of the Shares may be made by Optionee, if he or she is an affiliate of the Company, only in limited amounts during any three-month period not exceeding specified limitations. Optionee further represents that Optionee understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he or she may be precluded from selling the Shares under Rule 144 even if the two-year minimum holding period had been satisfied. Optionee represents that he or she understands that in the event the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Without in any way limiting Optionee's representations and warranties set forth herein, Optionee further agrees that he or she shall in no event make any disposition of all or any portion of the Shares which Optionee is purchasing unless and until:

(i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii) Optionee shall have (x) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) furnished the Company with an opinion of his or her own counsel to the effect that such disposition will not require registration of such shares under the Act, and such opinion of his or her counsel shall have been concurred in by counsel for the Company and the Company shall have advised Optionee of such concurrence.

     9. Escrow. As security for his or her faithful performance of the terms of this Agreement and to insure the availability for delivery of Optionee's Shares upon exercise of the Company's right to repurchase and right of first refusal herein provided for, Optionee agrees to deliver to and deposit with the Secretary of the Company or the Secretary's nominee (in either case, the "Escrow Agent"), as Escrow Agent in this transaction, two Assignment Separate From Certificates duly endorsed (with date and number of shares blank) in the form attached hereto as Attachment A, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent and delivered to said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Optionee set forth in Attachment B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

     10. Restriction on Alienation. Optionee agrees that he or she will not sell, transfer, gift pledge, hypothecate, assign or otherwise dispose of any of the Shares or any right or interest therein, whether voluntary, by operation of law or otherwise, without the prior written consent of the Company, except a transfer which meets the requirements of this Agreement. Any sale, transfer, gift, pledge, hypothecation, assignment or disposition or purported sale, transfer or other disposition of such Shares by Optionee shall be null and void unless the terms, conditions and provisions of this Agreement are strictly observed.

     11. Lockup Agreement. Optionee, if requested by the Company and an underwriter of Common Stock or other securities of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by the Optionee during the period not to exceed 18 months as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, provided that all officers and directors of the Company are required or agreed to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares or other securities subject to the foregoing restriction until the end of such period.

     12. Miscellaneous.

(a) The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

(b) Subject to the provisions of this Agreement, Optionee shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the purchased Shares.

(c) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(d) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his or her address hereinafter shown below his or her signature or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

(e) This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to all compliance with the restrictions on transfer herein set forth, be binding upon Optionee, his or her heirs, executors, administrators and permitted successors and assigns.

(f) This Agreement shall be construed under the laws of the State of California and constitutes the entire Agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

(g) Optionee agrees that, until a public market for the Shares exists, the Shares cannot be readily purchased, sold, or evaluated in the open market, that they have a unique and special value, and that the Company and its stockholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced, and for this reason, among others, Optionee agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies of the Company.

(h) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

(i) Nothing in this Agreement shall be deemed to create any term of employment or affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment, for any reason, with or without cause.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                  ModaCAD, Inc.
                                                  a California corporation

                                                  By: _________________________

                                                  Title: ______________________

                                                  OPTIONEE

                                                  _____________________________

                                                  Address: ____________________

                                                  _____________________________

                                    CONSENT

     The undersigned spouse of Optionee acknowledges that he/she has read the foregoing Agreement and agrees that his or her interest, if any, in the Shares subject to the foregoing Agreement shall be irrevocably bound by this Agreement and further understands and agrees that any community property interest, if any, shall be similarly bound by this Agreement.

Date: ___________________________            _________________________________
                                             Spouse of Optionee

                                             Spouse's Name: __________________


                                  ATTACHMENT A


                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED _____________________________________ hereby sells, assigns and transfers unto _____________________________________________ (________)
shares of the Common Stock (the "Shares") of ModaCAD, Inc., a California corporation (the Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. __________ herewith, and does hereby irrevocably constitute and appoint ______________ attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.


Dated: ________________________


Signature: ____________________


                                                      For Use with Stock Options

                                  ATTACHMENT B

                           JOINT ESCROW INSTRUCTIONS

                           ___________________, 199__


__________________________
Secretary
ModaCAD, Inc.
1954 Cotner Avenue
Los Angeles, CA 90025


Dear _____________________:

     As Escrow Agent for both ModaCAD, Inc., a California corporation (the "Company"), and the undersigned grantee of an option to purchase stock of the Company ("Optionee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement (the "Agreement"), dated as of _________________, 199__, to which a copy of these Joint Escrow Instructions is attached as Attachment B, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") shall elect to exercise the repurchase right set forth in Section 2 of the Agreement or the right of first refusal set forth in Section 3 of the Agreement (collectively, "Repurchase Rights"), the Company shall give to Optionee and you a written notice specifying the number of shares of stock to be purchased, the exercise price, and the time for a closing hereunder at the principal office of the Company. Optionee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed. (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the exercise price (by check, evidence of cancellation of indebtedness of Optionee to the Company or a promissory note, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Rights.

     3. Optionee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said stock as defined in the Agreement. Optionee does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated.

     4. This escrow shall terminate at such time as there are no longer any shares of stock subject to the Repurchase Rights under the Agreement.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Optionee, you shall deliver all of same to Optionee and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Optionee while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of you own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer or employee of the Company as successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten
(10) days advance written notice to each of the other parties hereto.

COMPANY:                 ModaCAD, Inc.
                         1954 Cotner Avenue
                         Los Angeles, CA 90025
                         Attention: Secretary


OPTIONEE:                __________________________________

                         __________________________________

                         __________________________________

ESCROW AGENT:            ModaCAD, Inc.
                         1954 Cotner Avenue
                         Los Angeles, CA 90025
                         Attention: Secretary

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                             Very truly yours,

                                             ModaCAD, Inc.,
                                             a California corporation


                                             By: _____________________________

                                             Title: __________________________


                                             OPTIONEE


                                             _________________________________

                                             Address: ________________________

                                             _________________________________

                                             Agreed to and accepted as of the
                                             date set forth above.

                                             ESCROW AGENT


                                             _________________________________
                                             Secretary

                               AMENDMENT NO. 1 TO
                                  MODACAD, INC.
                             1995 STOCK OPTION PLAN


     ModaCAD, Inc.'s 1995 Plan shall be amended as follows:

     The text of Section 2(i), "Disinterested Person," of the ModaCAD, Inc. 1995 Stock Option Plan (the "Plan") shall be deleted. The current sub-section (j) (entitled "Employee") shall be designated subsection (i); the current sub-section (k) (entitled "Exchange Act") shall be designated (j); and the current sub-section (l) (entitled "Incentive Stock Option") shall be designated
(k).

     A new sub-section shall be inserted as sub-section (m) to read in its entirety as follows:

          "Non-Employee Director" shall have that meaning, and shall be interpreted in a manner consistent with, the meaning of such term under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as amended from time to time. "Director" shall mean a duly elected and qualified member of the Board.

     The second paragraph of Section 4(a) of the Plan is hereby amended to read in its entirety as follows:

          The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act and unless the Board determines otherwise, from the effective date of such registration until six months after the termination of such registration, all grants of Options to persons subject to the provisions of Section 16(b) of the Exchange Act shall be made by the Board or in accordance with the recommendations of a Committee of two or more persons having full authority to act in the matter and all of whom are Non-Employee Directors.


Dated:   November 26, 1996

                               AMENDMENT NO. 2 TO
                                  MODACAD, INC.
                             1995 STOCK OPTION PLAN


     The first sentence of Section 3 of the ModaCAD, Inc. 1995 Stock Option Plan shall be amended to read in its entirety as follows:


          (b) Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold pursuant to the exercise of Options under the Plan is 750,000 Shares.



Dated:   June 10, 1997

                               AMENDMENT NO. 3 TO
                                  MODACAD, INC.
                             1995 STOCK OPTION PLAN



     The first sentence of Section 3 of the ModaCAD, Inc. 1995 Stock Option Plan shall be amended to read in its entirety as follows:


          (b) Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold pursuant to the exercise of Options under the Plan is 1,650,000 Shares.



Dated:   April 8, 1998